UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

                             Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      July 17, 2003

LANDSTAR SYSTEM, INC.

(Exact name of registrant as specified in its charter)

Delaware	021238	06-1313069
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

13410 Sutton Park Drive South, Jacksonville, Florida

(Address of principal executive offices)

32224

(Zip Code)

(904) 398-9400

(Registrant's telephone number, including area code)

N/A

(Former name, former address and former fiscal year, if changed since last report)

Item 7.  Financial Statement and Exhibits

        (c) Exhibits

            99.1    Press Release, dated July 17, 2003.

Item 9.  Regulation FD Disclosure

      The information included in this section is being furnished under this “Item 9” and “Item 12. Disclosure of Results of Operations and Financial Condition” in accordance with SEC Release No. 33-8216.

      On July 17, 2003, Landstar System, Inc. issued a press release announcing results for the second quarter of fiscal 2003. A copy of the press release is attached hereto as exhibit 99.1.

      The information furnished under Item 9 and Item 12 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

EXHIBIT INDEX

Exhibit

Description of Exhibit

99.1

Press Release, dated July 17, 2003